(MERRILL LYNCH LOGO)     FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005

--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)     FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                             NON-FULL DOCUMENTATION


MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance          $734,941,460
Aggregate Original Principal Balance             $735,450,440
Number of Mortgage Loans                             2,990

                                   MINIMUM       MAXIMUM       AVERAGE (1)
                                   -------       -------       -----------
Original Principal Balance        $20,000      $1,250,000       $245,970
Outstanding Principal Balance     $20,000      $1,250,000       $245,800

                                   MINIMUM       MAXIMUM   WEIGHTED AVERAGE (2)
                                   -------       -------   --------------------
Original Term (mos)                 180            360            359
Stated Remaining Term (mos)         177            359            357
Loan Age (mos)                       1              7              2
Current Interest Rate              4.875%        9.875%          6.960%
Initial Interest Rate Cap          1.000%        3.000%          2.991%
Periodic Rate Cap                  1.000%        1.000%          1.000%
Gross Margin                       4.500%        7.750%          5.450%
Maximum Mortgage Rate             10.875%        15.625%        12.926%
Minimum Mortgage Rate              4.875%        9.625%          6.926%
Months to Roll                       4             59              25
Original Loan-to-Value             14.56%        95.00%          80.34%
Credit Score (3)                    540            810            671

                                     EARLIEST        LATEST
                                     --------        ------
Maturity Date                       09/01/2020    11/01/2035

                                               PERCENT OF
LIEN POSITION                                MORTGAGE POOL     YEAR OF ORIGINATION
-------------                                -------------     -------------------
1st Lien                                           100.00%     2004
                                                               2005
OCCUPANCY
Primary                                             98.80%     LOAN PURPOSE
Second Home                                          0.40      Purchase
Investment                                           0.80      Refinance - Rate Term
                                                               Refinance - Cashout
LOAN TYPE
Fixed Rate                                           7.68%     PROPERTY TYPE
ARM                                                 92.32      Single Family Residence
                                                               Planned Unit Development
AMORTIZATION TYPE                                              Condominium
Fully Amortizing                                    34.94%     Two-to-Four Family
Interest-Only                                       65.06      Modular Home
Balloon                                                 -

                                               PERCENT OF
YEAR OF ORIGINATION                          MORTGAGE POOL
-------------------                          -------------
2004                                                 0.00%
2005                                               100.00%

LOAN PURPOSE
Purchase                                            64.07%
Refinance - Rate Term                                1.98
Refinance - Cashout                                 33.95

PROPERTY TYPE
Single Family Residence                             69.84%
Planned Unit Development                            15.95
Condominium                                          8.62
Two-to-Four Family                                   5.56
Modular Home                                         0.03

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                 MORTGAGE      BALANCE      MORTGAGE       AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE RATES            LOANS      OUTSTANDING      POOL         COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
--------------            -----      -----------      ----         ------      -----    -----------     ---        ---       --
5.000% or less                1         $106,950       0.01%        4.875%      648       $106,950     66.88%      0.00%  100.00%
5.001% to 5.500%             22        5,729,053       0.78         5.418       687        260,412     71.67       0.00    58.95
5.501% to 6.000%            150       42,766,633       5.82         5.897       694        285,111     76.15       0.00    75.81
6.001% to 6.500%            570      173,594,774      23.62         6.355       688        304,552     78.47       0.00    72.70
6.501% to 7.000%            921      236,265,226      32.15         6.832       678        256,531     79.73       0.00    72.16
7.001% to 7.500%            650      148,094,766      20.15         7.305       663        227,838     81.66       0.00    62.40
7.501% to 8.000%            411       82,822,561      11.27         7.799       643        201,515     83.36       0.00    48.11
8.001% to 8.500%            179       30,246,547       4.12         8.289       623        168,975     85.98       0.00    26.38
8.501% to 9.000%             70       13,344,371       1.82         8.793       613        190,634     85.98       0.00    34.62
9.001% to 9.500%             13        1,826,412       0.25         9.259       596        140,493     83.72       0.00    38.09
9.501% to 10.000%             3          144,165       0.02         9.692       609         48,055     88.66       0.00     0.00
                          -----     ------------     ------         -----       ---       --------     -----       ----    -----
TOTAL:                    2,990     $734,941,460     100.00%        6.960%      671       $245,800     80.34%      0.00%   65.06%
                          =====     ============     ======         =====       ===       ========     =====       ====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 9.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.960% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
RANGE OF               NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS        MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
TO STATED MATURITY       LOANS       OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING     LTV        DOC       IO
------------------       -----       -----------        ----       ------       -----    -----------     ---        ---       --
169 to 180                  40        $4,821,194        0.66%      7.073%       648       $120,530      76.60%     0.00%   16.07%
229 to 240                   2           260,945        0.04       7.895        624        130,473      94.54      0.00     0.00
349 to 360               2,948       729,859,320       99.31       6.959        671        247,578      80.36      0.00    65.41
                         -----      ------------      ------       -----        ---       --------      -----      ----    -----
TOTAL:                   2,990      $734,941,460      100.00%      6.960%       671       $245,800      80.34%     0.00%   65.06%
                         =====      ============      ======       =====        ===       ========      =====      ====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                   NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN      MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRINCIPAL BALANCES           LOANS     OUTSTANDING       POOL      COUPON       SCORE    OUTSTANDING     LTV        DOC        IO
------------------           -----     -----------       ----      ------       -----    -----------     ---        ---        --
$50,000 or less                45       $1,914,376       0.26%      8.014%       641        $42,542     74.00%      0.00%     6.27%
$50,001 to $100,000           325       25,826,660       3.51       7.412        646         79,467     79.35       0.00     14.42
$100,001 to $150,000          541       68,629,892       9.34       7.200        657        126,857     80.37       0.00     34.36
$150,001 to $200,000          527       92,609,028      12.60       7.134        661        175,729     80.70       0.00     47.76
$200,001 to $250,000          374       84,258,957      11.46       6.969        668        225,291     80.38       0.00     57.96
$250,001 to $300,000          334       91,477,559      12.45       6.938        666        273,885     80.06       0.00     70.77
$300,001 to $350,000          238       77,511,352      10.55       6.865        675        325,678     79.77       0.00     75.67
$350,001 to $400,000          193       72,680,228       9.89       6.781        677        376,581     80.66       0.00     78.66
$400,001 to $450,000          117       49,811,539       6.78       6.778        681        425,740     80.95       0.00     78.68
$450,001 to $500,000          107       50,794,542       6.91       6.809        676        474,715     81.17       0.00     79.44
$500,001 to $550,000           66       34,622,605       4.71       6.890        680        524,585     80.98       0.00     80.31
$550,001 to $600,000           38       21,966,778       2.99       6.881        676        578,073     82.14       0.00     89.37
$600,001 to $650,000           22       13,813,760       1.88       6.911        673        627,898     79.51       0.00     91.03
$650,001 to $700,000           25       16,835,070       2.29       7.025        682        673,403     79.99       0.00     76.08
$700,001 to $750,000           12        8,745,773       1.19       6.642        690        728,814     79.67       0.00     91.44
$750,001 to $800,000            7        5,487,040       0.75       6.780        688        783,863     74.51       0.00     71.35
$800,001 to $850,000            5        4,154,606       0.57       7.024        700        830,921     82.33       0.00     20.32
$850,001 to $900,000            4        3,545,834       0.48       6.749        686        886,459     78.77       0.00     74.78
$900,001 to $950,000            4        3,725,479       0.51       7.131        679        931,370     73.40       0.00     75.21
$950,001 to $1,000,000          3        2,989,982       0.41       7.248        704        996,661     84.57       0.00    100.00
$1,000,001 or greater           3        3,540,400       0.48       6.595        757      1,180,133     74.21       0.00    100.00
                            -----     ------------     ------       -----        ---       --------     -----       ----     -----
TOTAL:                      2,990     $734,941,460     100.00%      6.960%       671       $245,800     80.34%      0.00%    65.06%
                            =====     ============     ======       =====        ===       ========     =====       ====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $1,250,000 and the average outstanding principal balance of the Mortgage Loans was approximately $245,800.

PRODUCT TYPES

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES            LOANS      OUTSTANDING       POOL      COUPON       SCORE    OUTSTANDING     LTV        DOC        IO
-------------            -----      -----------       ----      ------       -----    -----------     ---        ---        --
15 Year Fixed Loans         40       $4,821,194       0.66%     7.073%        648       $120,530     76.60%     0.00%     16.07%
20 Year Fixed Loans          2          260,945       0.04      7.895         624        130,473     94.54      0.00       0.00
30 Year Fixed Loans        335       51,388,867       6.99      7.397         645        153,400     78.24      0.00       6.86
6 Month LIBOR ARM            7        2,398,681       0.33      6.533         689        342,669     77.50      0.00     100.00
1/29 LIBOR ARM               4        1,321,095       0.18      6.536         742        330,274     81.34      0.00       0.00
2/28 LIBOR ARM           2,104      548,122,216      74.58      6.945         672        260,514     80.72      0.00      71.23
3/27 LIBOR ARM             430      108,546,150      14.77      6.885         674        252,433     80.43      0.00      62.63
5/25 LIBOR ARM              68       18,082,312       2.46      6.667         689        265,916     75.47      0.00      72.16
                         -----     ------------     ------      -----         ---       --------     -----      ----      -----
TOTAL:                   2,990     $734,941,460     100.00%     6.960%        671       $245,800     80.34%     0.00%     65.06%
                         =====     ============     ======      =====         ===       ========     =====      ====      =====

ADJUSTMENT TYPE

                                   AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                     MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT TYPE       LOANS       OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------------       -----       -----------      ----       ------      -----    -----------     ---        ---        --
ARM                   2,613      $678,470,454      92.32%     6.926%       673      $259,652      80.52%     0.00%     69.84%
Fixed Rate              377        56,471,007       7.68      7.371        645       149,790      78.18      0.00       7.61
                      -----      ------------     ------      -----        ---      --------      -----      ----      -----
TOTAL:                2,990      $734,941,460     100.00%     6.960%       671      $245,800      80.34%     0.00%     65.06%
                      =====      ============     ======      =====        ===      ========      =====      ====      =====

AMORTIZATION TYPE

                                       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-----------------          -----      -----------      ----       ------      -----    -----------     ---        ---        --
Fully Amortizing           1,394     $256,793,104     34.94%      7.166%       651      $184,213      80.93%     0.00%      0.00%
60 Month Interest-Only     1,596      478,148,356     65.06       6.850        681       299,592      80.02      0.00     100.00
                           -----     ------------    ------       -----        ---      --------      -----      ----      -----
TOTAL:                     2,990     $734,941,460    100.00%      6.960%       671      $245,800      80.34%     0.00%     65.06%
                           =====     ============    ======       =====        ===      ========      =====      ====      =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE       BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL      PERCENT
GEOGRAPHIC LOCATION        LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC        IO
-------------------        -----       -----------      ----       ------     -----    -----------      ---       ---        --
Alabama                        8          $984,845      0.13%      7.622%       640      $123,106      85.92%     0.00%     42.89%
Arizona                       49         9,884,133      1.34       6.884        675       201,717      79.50      0.00      68.36
Arkansas                       6           836,070      0.11       7.358        689       139,345      83.98      0.00      30.24
California                   928       327,439,585     44.55       6.727        679       352,844      79.03      0.00      88.11
Colorado                      53        11,396,375      1.55       6.767        680       215,026      80.76      0.00      85.85
Connecticut                   14         4,355,360      0.59       7.175        673       311,097      77.66      0.00      56.27
Delaware                       5         1,021,127      0.14       7.729        634       204,225      80.17      0.00      35.51
District of Columbia           4         1,493,005      0.20       7.439        681       373,251      85.65      0.00      86.66
Florida                      254        53,764,914      7.32       7.145        671       211,673      80.53      0.00      58.57
Georgia                       52         8,630,623      1.17       7.241        679       165,974      81.09      0.00      64.28
Idaho                         10         1,409,442      0.19       7.102        640       140,944      76.36      0.00      32.41
Illinois                     272        56,828,346      7.73       7.279        651       208,928      82.85      0.00      28.45
Indiana                       18         2,190,419      0.30       7.149        680       121,690      84.21      0.00      22.64
Iowa                           9           743,613      0.10       7.822        597        82,624      84.74      0.00       0.00
Kansas                         1           104,061      0.01       7.375        632       104,061      95.00      0.00       0.00
Kentucky                      17         2,083,458      0.28       7.645        634       122,556      87.03      0.00       0.00
Maine                          5           748,463      0.10       7.987        648       149,693      80.16      0.00      42.06
Maryland                      53        14,501,006      1.97       7.215        650       273,604      80.84      0.00      56.40
Massachusetts                 37        10,844,494      1.48       7.351        684       293,094      80.79      0.00      58.56
Michigan                     137        21,356,399      2.91       7.191        647       155,886      85.69      0.00      31.83
Minnesota                    109        20,515,681      2.79       6.932        671       188,217      81.29      0.00      57.36
Missouri                      42         5,224,689      0.71       7.570        631       124,397      84.36      0.00      19.37
Nebraska                       1            71,083      0.01       7.000        676        71,083      80.00      0.00       0.00
Nevada                        67        18,012,488      2.45       6.901        676       268,843      81.21      0.00      83.12
New Hampshire                  7         1,406,219      0.19       7.549        664       200,888      79.56      0.00      35.95
New Jersey                    64        17,579,195      2.39       7.107        661       274,675      79.33      0.00      38.89
New Mexico                     6           787,641      0.11       8.003        632       131,273      87.86      0.00      14.02
New York                     105        34,659,778      4.72       7.007        678       330,093      79.94      0.00      50.96
North Carolina                31         5,395,007      0.73       7.197        670       174,032      84.77      0.00      44.21
North Dakota                   4           416,172      0.06       7.187        678       104,043      85.14      0.00      22.97
Ohio                          92        11,547,838      1.57       7.314        648       125,520      82.94      0.00      33.45
Oklahoma                      16         1,575,081      0.21       7.236        648        98,443      81.91      0.00      10.40
Oregon                        54         9,583,742      1.30       6.976        672       177,477      80.10      0.00      59.76
Pennsylvania                  42         5,846,580      0.80       7.389        642       139,204      83.81      0.00      17.23
Rhode Island                  15         3,125,278      0.43       7.010        688       208,352      81.72      0.00      42.77
South Carolina                16         3,383,021      0.46       6.977        670       211,439      81.89      0.00      72.55
South Dakota                   2           200,552      0.03       6.567        700       100,276      80.00      0.00      53.85
Tennessee                     31         4,526,880      0.62       7.260        666       146,028      81.61      0.00      41.67
Texas                        152        21,285,413      2.90       7.217        660       140,036      78.02      0.00      10.38
Utah                          79        13,991,171      1.90       6.980        677       177,103      81.18      0.00      52.46
Vermont                        1           279,651      0.04       8.375        624       279,651      94.92      0.00       0.00
Virginia                      29         8,539,344      1.16       7.216        661       294,460      81.04      0.00      61.90
Washington                    53        10,506,764      1.43       7.038        661       198,241      81.05      0.00      46.20
West Virginia                  1           245,196      0.03       7.000        689       245,196      80.00      0.00       0.00
Wisconsin                     38         5,517,757      0.75       7.340        645       145,204      84.09      0.00      15.14
Wyoming                        1           103,500      0.01       8.999        610       103,500      90.00      0.00     100.00
                           -----      ------------    ------       -----        ---      --------      -----      ----      -----
TOTAL:                     2,990      $734,941,460    100.00%      6.960%       671      $245,800      80.34%     0.00%     65.06%
                           =====      ============    ======       =====        ===      ========      =====      ====      =====

No more than approximately 0.48% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS       OUTSTANDING      POOL       COUPON       SCORE   OUTSTANDING     LTV        DOC       IO
--------------------     -----       -----------      ----       ------       -----   -----------     ---        ---       --
10.01% to 20.00%            3          $238,245        0.03%      6.900%       663      $79,415      17.67%     0.00%     52.47%
20.01% to 30.00%            8         1,001,637        0.14       7.162        624      125,205      24.60      0.00      27.55
30.01% to 40.00%           11         1,474,597        0.20       6.564        637      134,054      36.06      0.00      39.78
40.01% to 50.00%           22         3,914,668        0.53       6.898        643      177,939      46.34      0.00      28.75
50.01% to 60.00%           59        12,625,192        1.72       6.730        639      213,986      55.12      0.00      40.52
60.01% to 70.00%          150        33,201,183        4.52       6.751        651      221,341      66.17      0.00      45.13
70.01% to 75.00%          129        30,910,706        4.21       6.906        643      239,618      73.39      0.00      40.82
75.01% to 80.00%         1899       494,917,413       67.34       6.798        682      260,620      79.86      0.00      77.44
80.01% to 85.00%          149        34,463,551        4.69       7.307        642      231,299      84.49      0.00      39.25
85.01% to 90.00%          339        74,319,619       10.11       7.675        644      219,232      89.60      0.00      51.78
90.01% to 95.00%          221        47,874,649        6.51       7.531        662      216,627      94.53      0.00      16.84
                        -----      ------------      ------       -----        ---     --------      -----      ----      -----
TOTAL:                  2,990      $734,941,460      100.00%      6.960%       671     $245,800      80.34%     0.00%     65.06%
                        =====      ============      ======       =====        ===     ========      =====      ====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.56% to 95.00%.

LOAN PURPOSE

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING      POOL       COUPON       SCORE    OUTSTANDING     LTV        DOC       IO
------------                -----     -----------      ----       ------       -----    -----------     ---        ---       --
Purchase                    1,788    $470,888,270     64.07%      6.906%       686        $263,360     80.46%     0.00%    79.37%
Refinance - Cashout         1,129     249,528,042     33.95       7.052        643         221,017     80.10      0.00     39.22
Refinance - Rate Term          73      14,525,147      1.98       7.144        637         198,975     80.69      0.00     44.86
                            -----    ------------    ------       -----        ---        --------     -----      ----     -----
TOTAL:                      2,990    $734,941,460    100.00%      6.960%       671        $245,800     80.34%     0.00%    65.06%
                            =====    ============    ======       =====        ===        ========     =====      ====     =====

PROPERTY TYPE

                                         AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF     PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS      OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC       IO
-------------                -----      -----------     ----       ------      -----    -----------     ---         ---       --
Single Family Residence      2,164     $513,265,621    69.84%      6.970%       666       $237,184     80.43%      0.00%    62.39%
Planned Unit Development       426      117,238,941    15.95       6.948        681        275,209     80.04       0.00     72.61
Condominium                    271       63,342,255     8.62       6.931        681        233,735     80.60       0.00     77.50
Two-to-Four Family             128       40,895,015     5.56       6.914        687        319,492     79.75       0.00     57.96
Modular Home                     1          199,629     0.03       6.375        793        199,629     60.42       0.00      0.00
                             -----     ------------   ------       -----        ---       --------     -----       ----     -----
TOTAL:                       2,990     $734,941,460   100.00%      6.960%       671       $245,800     80.34%      0.00%    65.06%
                             =====     ============   ======       =====        ===       ========     =====       ====     =====

DOCUMENTATION

                                          AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE     BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
DOCUMENTATION                  LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC       IO
-------------                  -----     -----------      ----       ------     -----    -----------     ---        ---       --
No Income Verification         2,891     704,654,216      95.88%     0.070       671        243,741     80.23%     0.00%    64.64%
Stated Plus                       48      20,059,337       2.73      7.084       677        417,903     83.54      0.00     86.63
Limited Income Verification       51      10,227,907       1.39      7.128       648        200,547     82.00      0.00     51.46
                               -----    ------------     ------      -----       ---       --------     -----      ----     -----
TOTAL:                         2,990    $734,941,460     100.00%     6.960%      671       $245,800     80.34%     0.00%    65.06%
                               =====    ============     ======      =====       ===       ========     =====      ====     =====

OCCUPANCY

                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
               NUMBER OF      PRINCIPAL     PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
OCCUPANCY        LOANS       OUTSTANDING       POOL      COUPON       SCORE    OUTSTANDING     LTV         DOC        IO
---------        -----       -----------       ----      ------       -----    -----------     ---         ---        --
Primary          2,931      $726,106,005      98.80%      6.953%       670      $247,733       80.37%     0.00%     65.28%
Investment          43         5,911,700       0.80       7.510        696       137,481       76.07      0.00      53.23
Second Home         16         2,923,756       0.40       7.641        701       182,735       82.40      0.00      34.43
                 -----      ------------     ------       -----        ---      --------       -----      ----      -----
TOTAL:           2,990      $734,941,460     100.00%      6.960%       671      $245,800       80.34%     0.00%     65.06%
                 =====      ============     ======       =====        ===      ========       =====      ====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF     PRINCIPAL   PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN        MORTGAGE      BALANCE     MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
AGE (MONTHS)          LOANS      OUTSTANDING     POOL        COUPON       SCORE    OUTSTANDING     LTV        DOC       IO
------------          -----      -----------     ----        ------       -----    -----------     ---        ---       --
1                         9       $2,275,773      0.31%       7.090%       691      $252,864      78.04%     0.00%    50.98%
2                     2,672      655,694,700     89.22        6.978        671       245,395      80.38      0.00     64.21
3                       222       53,449,201      7.27        6.958        673       240,762      80.25      0.00     72.34
4                        71       19,085,156      2.60        6.521        669       268,805      79.45      0.00     76.75
5                        14        4,105,740      0.56        6.087        658       293,267      80.74      0.00     61.16
6                         1          138,415      0.02        7.750        654       138,415      90.00      0.00    100.00
7                         1          192,476      0.03        7.500        645       192,476      90.00      0.00      0.00
                      -----     ------------    ------        -----        ---      --------      -----      ----     -----
TOTAL:                2,990     $734,941,460    100.00%       6.960%       671      $245,800      80.34%     0.00%    65.06%
                      =====     ============    ======        =====        ===      ========      =====      ====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF       PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT     MORTGAGE        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
PENALTY TERM             LOANS        OUTSTANDING      POOL       COUPON       SCORE    OUTSTANDING     LTV        DOC       IO
------------             -----        -----------      ----       ------       -----    -----------     ---        ---       --
None                       687       $175,169,530      23.83%      7.198%       671      $254,977      80.44%     0.00%    53.96%
12 Months                  207         64,786,385       8.82       7.252        667       312,978      81.62      0.00     74.31
24 Months                 1490        368,801,454      50.18       6.844        674       247,518      79.98      0.00     70.28
36 Months                  606        126,184,092      17.17       6.818        664       208,225      80.60      0.00     60.46
                         -----       ------------     ------       -----        ---      --------      -----      ----     -----
TOTAL:                   2,990       $734,941,460     100.00%      6.960%       671      $245,800      80.34%     0.00%    65.06%
                         =====       ============     ======       =====        ===      ========      =====      ====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                   AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF       PRINCIPAL    PERCENT OF     WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF            MORTGAGE        BALANCE      MORTGAGE       AVERAGE      CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
CREDIT SCORES        LOANS        OUTSTANDING      POOL         COUPON        SCORE    OUTSTANDING     LTV        DOC        IO
-------------        -----        -----------      ----         ------        -----    -----------     ---        ---        --
540 to 550              21         $3,459,234       0.47%        8.192%        544       $164,725      78.89%     0.00%      7.26%
551 to 575             108         18,021,711       2.45         7.650         566        166,868      76.13      0.00       8.00
576 to 600             166         31,007,421       4.22         7.591         589        186,792      78.99      0.00       9.27
601 to 625             291         59,951,587       8.16         7.455         614        206,019      80.82      0.00      47.21
626 to 650             531        123,618,966      16.82         7.116         641        232,804      80.77      0.00      63.36
651 to 675             720        183,440,351      24.96         6.884         662        254,778      80.50      0.00      71.90
676 to 700             488        126,773,788      17.25         6.874         687        259,782      80.54      0.00      70.26
701 to 725             337         95,409,108      12.98         6.636         712        283,113      80.76      0.00      75.75
726 to 750             197         56,119,403       7.64         6.652         737        284,870      79.96      0.00      77.78
751 to 775              82         23,001,642       3.13         6.652         762        280,508      80.10      0.00      82.97
776 to 800              45         13,359,746       1.82         6.617         786        296,883      78.62      0.00      77.70
801 to 810               4            778,502       0.11         6.573         806        194,626      77.34      0.00      77.20
                     -----       ------------     ------         -----         ---       --------      -----      ----      -----
TOTAL:               2,990       $734,941,460     100.00%        6.960%        671       $245,800      80.34%     0.00%     65.06%
                     =====       ============     ======         =====         ===       ========      =====      ====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 671.

GROSS MARGINS

                                  AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                   NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL     PERCENT
GROSS MARGINS        LOANS       OUTSTANDING      POOL       COUPON       SCORE    OUTSTANDING     LTV        DOC        IO
-------------        -----       -----------      ----       ------       -----    -----------     ---        ---        --
4.001% to 4.500%         2           314,950       0.05%      0.054        655        157,475      75.54%     0.00%    100.00%
4.501% to 5.000%       664       215,078,028       31.70      6.452        679        323,913      78.25      0.00      91.03
5.001% to 5.500%       953       250,611,678       36.94      6.868        677        262,971      79.49      0.00      74.17
5.501% to 6.000%       563       126,258,053       18.61      7.284        664        224,259      81.71      0.00      52.79
6.001% to 6.500%       327        66,048,294        9.73      7.680        659        201,983      86.18      0.00      33.27
6.501% to 7.000%        90        17,279,913        2.55      7.954        654        191,999      91.33      0.00      15.35
7.001% to 7.500%        13         2,803,626        0.41      8.334        672        215,664      93.97      0.00      21.01
7.501% to 8.000%         1            75,912        0.01      8.750        661         75,912      80.00      0.00       0.00
                     -----      ------------     ------      -----         ---       --------      -----      ----      -----
TOTAL:               2,613      $678,470,454     100.00%     6.926%        673       $259,652      80.52%     0.00%     69.84%
                     =====      ============     ======      =====         ===       ========      =====      ====      =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 7.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.450% per annum.

MAXIMUM MORTGAGE RATES


                                       AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM         MORTGAGE       BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE RATES            LOANS       OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING     LTV        DOC       IO
--------------            -----       -----------       ----        ------       -----    -----------     ---        ---       --
11.000% or less               1          $106,950       0.02%        4.875%       648       $106,950      66.88%     0.00%  100.00%
11.001% to 11.500%           21         5,404,783       0.80         5.421        687        257,371      71.64      0.00    62.48
11.501% to 12.000%          142        41,413,320       6.10         5.899        695        291,643      76.36      0.00    78.29
12.001% to 12.500%          542       167,587,091      24.70         6.355        688        309,201      78.65      0.00    75.01
12.501% to 13.000%          842       222,686,136      32.82         6.829        679        264,473      80.01      0.00    76.05
13.001% to 13.500%          558       134,393,124      19.81         7.304        664        240,848      81.98      0.00    68.09
13.501% to 14.000%          327        71,612,279      10.55         7.797        646        218,998      84.01      0.00    53.95
14.001% to 14.500%          122        23,265,473       3.43         8.289        625        190,701      86.07      0.00    31.97
14.501% to 15.000%           49        10,563,396       1.56         8.798        618        215,580      86.59      0.00    43.74
15.001% to 15.500%            7         1,332,375       0.20         9.269        599        190,339      87.41      0.00    52.22
15.501% to 16.000%            2           105,526       0.02         9.625        612         52,763      90.00      0.00     0.00
                          -----      ------------     ------         -----        ---       --------      -----      ----    -----
TOTAL:                    2,613      $678,470,454     100.00%        6.926%       673       $259,652      80.52%     0.00%   69.84%
                          =====      ============     ======         =====        ===       ========      =====      ====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 15.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.926% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    PERCENT
NEXT RATE               MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT DATE          LOANS       OUTSTANDING       POOL       COUPON       SCORE    OUTSTANDING     LTV        DOC        IO
---------------          -----       -----------       ----       ------       -----    -----------     ---        ---        --
April 2006                   7         2,398,681        0.35%      6.533%        689      342,669      77.50%     0.00%    100.00%
October 2006                 4         1,321,095        0.19       6.536         742      330,274      81.34      0.00       0.00
June 2007                    1           138,415        0.02       7.750         654      138,415      90.00      0.00     100.00
July 2007                   12         3,246,533        0.48       6.176         653      270,544      80.53      0.00      67.12
August 2007                 45        13,772,198        2.03       6.455         671      306,049      79.49      0.00      76.57
September 2007             159        41,757,381        6.15       6.899         678      262,625      80.36      0.00      77.91
October 2007              1882       488,182,588       71.95       6.969         671      259,396      80.81      0.00      70.47
November 2007                5         1,025,100        0.15       6.543         667      205,020      68.94      0.00     100.00
July 2008                    1           527,207        0.08       5.750         670      527,207      82.55      0.00       0.00
August 2008                 15         3,762,635        0.55       6.702         664      250,842      80.45      0.00      97.92
September 2008              27         5,922,799        0.87       7.048         667      219,363      82.84      0.00      79.17
October 2008               385        97,389,706       14.35       6.882         675      252,960      80.17      0.00      61.21
November 2008                2           943,804        0.14       7.539         726      471,902      90.67      0.00       0.00
July 2010                    1           332,000        0.05       5.750         695      332,000      80.00      0.00     100.00
August 2010                  2           537,573        0.08       5.945         683      268,786      76.89      0.00      77.76
September 2010               8         2,001,743        0.30       6.502         663      250,218      75.57      0.00      65.91
October 2010                56        15,039,127        2.22       6.727         693      268,556      75.26      0.00      73.00
November 2010                1           171,869        0.03       7.375         702      171,869      80.00      0.00       0.00
                         -----      ------------      ------       -----         ---     --------      -----      ----      -----
TOTAL:                   2,613      $678,470,454      100.00%      6.926%        673     $259,652      80.52%     0.00%     69.84%
                         =====      ============      ======       =====         ===     ========      =====      ====      =====

TOP 10 CITY CONCENTRATIONS

                                                                    AGGREGATE               WEIGHTED     WEIGHTED
                       NUMBER OF      AVERAGE      PERCENT OF       PRINCIPAL   WEIGHTED     AVERAGE     AVERAGE
TOP TEN CITY            MORTGAGE       LOAN         MORTGAGE         BALANCE     AVERAGE    ORIGINAL      CREDIT
CONCENTRATIONS           LOANS        AMOUNT          POOL         OUTSTANDING   COUPON        LTV        SCORE
--------------           -----        ------          ----         ----------    ------        ---        -----
Chicago IL                  83       224,727.47       2.54       18,652,380.23   7.12564      80.57        653
San Diego CA                35       380,560.41       1.81       13,319,614.43   6.77813      81.36        680
Las Vegas NV                46       266,342.05       1.67       12,251,734.16   6.93184      81.03        675
Los Angeles CA              33       356,026.25        1.6       11,748,866.23   6.55173      76.77        688
San Jose CA                 19       477,056.49       1.23        9,064,073.31   6.96178       79.3        680
Miami FL                    26       288,973.97       1.02        7,513,323.20   6.98973      79.55        669
Chula Vista CA              11       537,162.63        0.8        5,908,788.98   6.78249      81.74        690
Riverside CA                17       342,371.14       0.79        5,820,309.39   6.62308      81.29        684
Anaheim CA                  13       427,288.46       0.76        5,554,750.00   6.54448      80.44        681
Fontana CA                  18       305,064.31       0.75        5,491,157.49   6.75327      78.54        665
Other                    2,689       237,864.06      87.03      639,616,462.87   6.97677      80.38        670
                         -----       ----------        ---      --------------   -------      -----        ---
TOTAL:                   2,990       245,799.82        100      734,941,460.29   6.96005      80.34        671
                         =====       ==========        ===      ==============   =======      =====        ===

TOP 10 ZIP CONCENTRATIONS


                                                                 AGGREGATE                    WEIGHTED    WEIGHTED
                   NUMBER OF       AVERAGE      PERCENT OF       PRINCIPAL       WEIGHTED     AVERAGE      AVERAGE
TOP TEN ZIP         MORTGAGE        LOAN         MORTGAGE         BALANCE        AVERAGE      ORIGINAL     CREDIT
CONCENTRATIONS       LOANS         AMOUNT          POOL         OUTSTANDING       COUPON         LTV        SCORE
--------------       -----         ------          ----         ----------        ------         ---        -----
92562 CA               11        318,910.54         0.48        3,508,015.95      7.00933       79.61        687
92336 CA                9        357,049.37         0.44        3,213,444.34      6.66579       79.13        652
94591 CA                6        525,439.83         0.43        3,152,639.00      7.07713       81.82        658
91342 CA                9        345,825.76         0.42        3,112,431.84      6.61609       74.66        694
91709 CA                4        757,700.00         0.41        3,030,800.00      6.83973        81.2        710
93035 CA                4        650,324.58         0.35        2,601,298.33      6.80161       77.34        665
91331 CA                7        352,476.43         0.34        2,467,335.02       6.6919       80.32        696
92571 CA                8        294,595.32         0.32        2,356,762.52      6.40313          80        726
91911 CA                5        465,027.80         0.32        2,325,139.01      6.58697       84.76        676
84065 UT               10        227,750.17         0.31        2,277,501.74      7.09269        80.8        664
Other               2,917        242,336.68        96.18      706,896,092.54      6.96683       80.36        670
                    -----        ----------        -----      --------------      -------       -----        ---
TOTAL:              2,990        245,799.82          100      734,941,460.29      6.96005       80.34        671
                    =====        ==========        =====      ==============      =======       =====        ===


BACK
DEBT                          AGGREGATE     PERCENT             WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
TO              NUMBER OF     PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT          PERCENT
INCOME           MORTGAGE      BALANCE      MORTGAGE  AVERAGE    CREDIT     BALANCE     ORIGINAL  ORIGINAL   FULL   PERCENT   SILENT
RATIO              LOANS     OUTSTANDING      POOL     COUPON    SCORE    OUTSTANDING     LTV       CLTV      DOC      IO     SECOND
-----              -----     -----------      ----     ------    -----    -----------     ---       ----      ---      --     ------
0.01 to 5.00          5       $737,801.66     0.10%     7.48%      646      $147,560     80.61%    88.20%    0.00%   42.61%   37.97%
5.01 to 10.00         4       $574,026.93     0.08%     7.38%      662      $143,507     77.66%    90.21%    0.00%   84.71%   62.71%
10.01 to 15.00       15     $3,081,772.51     0.42%     6.95%      654      $205,452     77.06%    81.86%    0.00%   58.20%   30.16%
15.01 to 20.00       38     $5,733,348.31     0.78%     7.10%      645      $150,878     75.65%    79.25%    0.00%   23.75%   18.02%
20.01 to 25.00      110    $18,215,161.20     2.48%     6.99%      653      $165,592     75.97%    79.63%    0.00%   30.89%   18.52%
25.01 to 30.00      178    $35,794,164.60     4.87%     6.92%      669      $201,091     78.63%    85.04%    0.00%   50.98%   31.92%
30.01 to 35.00      273    $54,958,115.68     7.48%     6.91%      668      $201,312     78.89%    86.44%    0.00%   54.58%   39.65%
35.01 to 40.00      502   $114,994,417.86    15.65%     6.95%      669      $229,073     80.35%    89.33%    0.00%   62.24%   46.75%
40.01 to 45.00      805   $211,089,832.29    28.72%     6.96%      675      $262,223     80.83%    92.81%    0.00%   70.73%   62.12%
45.01 to 50.00      946   $264,237,836.49    35.95%     6.97%      673      $279,321     80.67%    93.87%    0.00%   71.52%   67.96%
50.01 to 55.00      111    $25,102,780.15     3.42%     7.09%      651      $226,151     82.97%    84.14%    0.00%   41.73%    5.80%
55.01 to 60.00        3       $422,202.61     0.06%     8.03%      592      $140,734     80.00%    80.00%    0.00%    0.00%    0.00%
                  -----   ---------------   ------      ----       ---      --------     -----     -----     ----    -----    -----
TOTAL:            2,990   $734,941,460.29   100.00%     6.96%      671      $245,800     80.34%    91.00%    0.00%   65.06%   55.12%
                  =====   ===============   ======      ====       ===      ========     =====     =====     ====    =====    =====